Exhibit 10.22

CONTRACT

NO.	GCL-K980
DATE:	June 27, 2008

THE BUYER:	NAME:	JIANGSU ZHONGNENG POLYSILICON TECHNOLOGY DEVELOPMENT CO LTD.

	ADDRESS:	NO. 66 YANGSHAN ROAD, XUZHOU ECONOMIC DEVELOPMENT ZONE, JIANGSU PROVINCE, CHINA

	TEL:	+ 86 516 8586 8888

Fax: +86 516 8315 2877

THE SELLER:	NAME:	MIYAMOTO TRADING LIMITED

	ADDRESS:	WBG W-26, 2-6 NAKASE, MIHAMA-KU, CHIBA, JAPAN

	POSTCODE:	261-7126

	TEL:	(0081)43-297-8551 FAX: (0081)43-297-8555

THIS CONTRACT IS MADE BY AND BETWEEN THE BUYER AND THE SELLER, WHEREBY THE BUYER AGREES TO BUY AND THE SELLER AGREES TO SELL THE UNDER-MENTIONED CONTRACT PRODUCTS ACCORDING TO THE TERMS AND CONDITIONS STIPULATED BELOW.

1.	NAME OF COMMODITY, QUANTITY, & SPECIFICATIONS:

A.	MULTI-WAFER MAKER MODEL: ***

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

CONTRACT (NO.: GCL-K980)

NAME: MULTI-WIRE SAWING MACHINE

QUANTITY: ***

B.	MULTI BLOCK SLICER MODEL: ***

NAME: MULTI BLOCK SLICER

QUANTITY: ***

THE SELLER GRANTS THE BUYER AN OPTION TO BUY ADDITIONAL *** MULTI BLOCK SLICERs ACCORDING TO THE TERMS AND CONDITIONS OF THIS CONTRACT BY GIVING THE SELLER A WRITTEN NOTICE BY MARCH 31, 2009.

FOR DETAILS OF THIS SECTION 1B, PLEASE REFER TO THE DELIVERY SCHEDULE OF THE APPENDIX II.

THE COMMODITIES TO BE BOUGHT BY THE BUYER UNDER THIS SECTION 1 WILL BE HEREINAFTER REFERED TO THE “CONTRACT PRODUCTS” OR THE “CONTRACT PRODUCT” AS THE CASE MAY BE.

2.	UNIT PRICE AND TOTAL VALUE OF THE CONTRACT PRODUCTS:

2.1	UNIT PRICE

THE UNIT PRICE OF THE CONTRACT PRODUCTS SHALL BE AS DISPLAYED IN THE FOLLOWING FORM:

NAME AND MODEL OF THE CONTRACT PRODUCT	UNIT PRICE (JP¥)

MULTI-WIRE SAWING MACHINE: ***	***

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

CONTRACT (NO.: GCL-K980)

MULTI BLOCK SLICER: ***	***

*	Note: JP¥ refers to JAPANESE YEN.

2.2.	TOTAL VALUE

CIF SHANGHAI SEAPORT JP¥ ***.

IF THE BUYER EXERCISES THE OPTION UNDER THE SECTION 1B OF THE CONTRACT TO PURCHASE ADDITIONAL *** MULTI BLOCK SLICERS, TOTAL VALUE BECOMES:

CIF SHANGHAI SEAPORT JP¥ ***.

3.	COUNTRY OF ORIGIN AND MANUFACTURERS

NIPPEI TOYAMA CORPORATION, JAPAN

4.	TIME OF DELIVERY:

FOR DETAILS OF THIS SECTION 4, PLEASE REFER TO THE DELIVERY SCHEDULE OF THE APPENDIX II OF THE CONTRACT.

5.	PORT OF SHIPMENT:

JAPANESE MAIN SEAPORT

6.	PORT OF DESTINATION:

SHANGHAI, CHINA

7.	SHIPPING MARK	GCL-K980
SHANGHAI CHINA

8.	PAYMENT TERMS:

8.1	THE BUYER WILL PAY RMB ***. – AS THE DEPOSIT (THE “DEPOSIT”) BY T/T INTO A BANK ACCOUNT THAT REQUIRES JOINT SIGNATURE BY BOTH THE SELLER AND BUYER, PROVIDED THAT THE FIRST PERFORMANCE BOND HAS BEEN ISSUED TO THE BUYER UNDER THE SECTION 8.5 OF THE CONTRACT.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

CONTRACT (NO.: GCL-K980)

8.2	IF THE BUYER TERMINATES THE CONTRACT FOR REASONS OTHER THAN THOSE STIPULATED IN SECTION 13, 17, 19.2 and 19.3. THEN THE BUYER WILL FORFEIT THE DEPOSIT. IF THE SELLER TERMINATES THE CONTRACT FOR REASONS OTHER THAN THOSE STIPULATED IN SECTION 13, 17, 19.2 and 19.3, THE BUYER WILL BE ENTITLED TO ACQUIRE THE TOTAL AMOUNT OF THE FIRST PERFORMANCE BOND.

8.3	THE SELLER WILL RETURN THE DEPOSIT TO THE BUYER UPON THE DATE WHEN THE LETTER OF CREDIT IS ISSUED BY THE BUYER’S BANK FOR THE LAST DELIVERY OF THE CONTRACT PRODUCT OR UPON THE DATE OF COMPLETION OF THE CONTRACT, WHICHEVER IS EARLIER.

8.4	THE BUYER SHALL OPEN AN IRREVOCABLE LETTER OF CREDIT IN JAPANESE YEN AT SIGHT WITH THE BUYER’S BANK IN FAVOR OF THE SELLER FOR AN AMOUNT OF *** OF THE TOTAL VALUE OF THE CONTRACT PRODUCTS FOR EACH DELIVERY – *** BEFORE SHIPMENT. THE LETTER OF CREDIT WILL BE NEGOTIATED ACCORDING TO THE FOLLOWING.

8.4.1	AN AMOUNT OF *** OF THE TOTAL VALUE OF THE DELIVERED CONTRACT PRODUCTS SHALL BE AVAILABLE AGAINST THE FOLLOWING DOCUMENTS.

a.	FULL CLEAN ON BOARD B/L (THE SHIPMENT DATE SHALL CONFORM WITH THAT PRESCRIBED UNDER THIS CONTRACT), BLANK ENDORSED,

b.	5 SETS INVOICE,

c.	5 SETS PACKING LIST,

d.	1 SET MACHINE INSPECTION REPORT,

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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e.	1 SET CERTIFICATE OF ORIGIN BY MANUFACTURER, AND

f.	2 SETS CERTIFICATE OF MARINE INSURANCE.

8.4.2	AN AMOUNT OF *** OF THE TOTAL VALUE OF THE DELIVERED CONTRACT PRODUCTS SHALL BE AVAILABLE AGAINST FOLLOWING DOCUMENTS:

a.	5 SETS INVOICE, AND

b.	FINAL ACCEPTANCE REPORT SIGNED BY THE BUYER AND SELLER.

8.5	PERFORMANCE BOND

8.5.1	THE SELLER WILL PROVIDE THE BUYER WITH A PERFORMANCE BOND IN FAVOR OF THE BUYER, , IN A FORM SATISFIED BY THE BUYER, WITH THE AMOUNT OF JP¥ *** ISSUED BY A REPUTABLE BANK (“THE FIRST PERFORMANCE BOND”) WITHIN *** OF THE EXECUTION OF THE CONTRACT. THE FIRST PERFORMANCE BOND WILL EXPIRE UPON THE DATE WHEN THE LETTER OF CREDIT IS ISSUED BY THE BUYER’S BANK FOR THE LAST DELIVERY OF THE CONTRACT PRODUCT OR UPON THE DATE WHEN THE SECOND PERFORMANCE BOND BECOMES EFFECTIVE, WHICHEVER COMES LATER. IN THE EVENT THAT THERE IS ANY BREACH OF THE CONTRACT BY THE SELLER AND IT IS LIABLE FOR THE BUYER FOR ANY OTHER REASONS, THE BUYER MAY BE INDEMNIFIED BY THE SELLER FROM THE FIRST PERFORMANCE BOND DURING ITS EFFECTIVE PERIOD.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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8.5.2	THE SELLER SHALL PROVIDE THE BUYER WITH A PERFORMANCE BOND IN FAVOR OF THE BUYER, IN A FORM SATISFIED BY THE BUYER, WITH THE AMOUNT OF JP ¥ *** OR *** OF THE TOTAL AMOUNT OF THE LAST DELIVERY, WHICHEVER IS LARGER, ISSUED BY A REPUTABLE BANK (“THE SECOND PERFORMANCE BOND”) WHEN THE BUYER’S BANK ISSUES THE LETTER OF CREDIT FOR THE LAST DELIVERY OF THE CONTRACT PRODUCT AND THE SECOND PERFORMANCE BOND WILL EXPIRE WHEN THE WARRANTY PERIOD FOR THE CONTRACT PRODUCTS DELIVERED LASTLY EXPIRES. IN THE EVENT THAT THERE IS ANY CLAIM RAISED BY THE BUYER UNDER THE SECTION 12 OF THE CONTRACT, THE BUYER MAY BE INDEMNIFIED BY THE SELLER FROM SUCH PERFORMANCE BOND DURING ITS EFFECTIVE PERIOD.

9.	SHIPPING ADVICE:

IMMEDIATELY AFTER THE CONTRACT PRODUCTS HAVE BEEN SHIPPED, THE SELLER SHALL NOTIFY THE BUYER BY FAX THE CONTRACT NUMBER, NAME OF GOODS, QUANTITY, WEIGHT, TOTAL VALUE OF THE CONTRACT PRODUCTS, NAME AND SAILING DATE OF THE CARRYING VESSEL, AND PORT OF DESTINATION FOR SUCH DELIVERY.

10.	PACKING:

TO BE PACKED IN STRONG WOODEN CASE(S), SUITABLE FOR LONG DISTANCE OCEAN TRANSPORTATION AND TO CHANGE OF CLIMATE, WELL PROTECTED AGAINST MOISTURE, SHOCKS AND RUST.

THE SELLER SHALL BE LIABLE FOR ANY DAMAGE OF THE COMMODITY AND EXPENSES INCURRED ON ACCOUNT OF IMPROPER PACKING AND FOR ANY RUST ATTRIBUTABLE TO INADEQUATE OR IMPROPER PROTECTIVE MEASURES TAKEN BY THE SELLER REGARDING TO THE PACKING.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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11.	TECHNICAL DOCUMENTATION:

FOR DETAILS OF THIS SECTION 11, PLEASE REFER TO THE APPENDIX I OF THE CONTRACT.

12.	GUARANTEE OF QUALITY AND CLAIMS:

THE SELLER WARRANTS THAT ALL OF THE CONTRACT PRODUCTS SUPPLIED UNDER THIS CONTRACT SHALL BE BRAND-NEW, UNUSED, FREE FROM DEFECTS IN MATERIAL AND WORKMANSHIP, OF MERCHANTABLE QUALITY AND IN GOOD WORKING ORDER, AND COMPLY IN ALL RESPECTS WITH THE QUALITY AND SPECIFICATION STIPULATED UNDER THIS CONTRACT. THE WARRANTY PERIOD SHALL BE *** COUNTING FROM THE DATE ON WHICH THE CONTRACT PRODUCTS COMMENCE THE OPERATION OR *** AFTER THE DELIVERY OF THE CONTRACT PRODUCTS, WHICHEVER COMES FIRST.

WITHIN *** AFTER RECEIPT OF THE CONTRACT PRODUCTS BY THE BUYER, SHOULD THE QUALITY, SPECIFICATION OR THE QUANTITY BE FOUND NOT IN CONFORMITY WITH THE STIPULATIONS OF THE CONTRACT EXCEPT THOSE CLAIMS FOR WHICH THE INSURANCE COMPANY ARE LIABLE, SHOULD THE CONTRACT PRODUCTS BE PROVED THAT THERE ARE DEFECTS INCLUDING LATENT DEFECTS OR TO BE MADE WITH UNSUITABLE MATERIALS, THE BUYER SHALL, ON THE STRENGTH OF THE INSPECTION CERTIFICATE ISSUED BY THE CHINA INSPECTION & QUARANTINE BUREAU (CIQ), HAVE THE RIGHT TO CLAIM FOR REPLACEMENT WITH NEW QUALIFIED ONES. THE BUYER SHALL RETURN ALL DEFICIENT CONTRACT PRODUCTS TO THE SELLER BASED ON FOB TERMS IMMEDIATELY AFTER RECEIPT OF THE FAX/E-MAIL OF B/L OF REPLACEMENT MADE BY THE SELLER. ALL THE EXPENSES (SUCH AS INSPECTION CHARGES, FREIGHT FOR RETURNING DEFICIENT CONTRACT PRODUCTS, INSURANCE PREMIUM, AND STORAGE & PORT CHARGES ETC.) SHALL BE BORNE BY THE SELLER.

CONTRACT (NO.: GCL-K980)

THE SELLER SHALL GUARANTEE TO REPLACE THE DEFICIENT CONTRACT PRODUCTS WITH QUALIFIED ONES WHICH MUST BE IN CONFORMITY WITH THE SPECIFICATIONS, QUALITY & PERFORMANCE AS STIPULATED IN THE AGREEMENT, AND SHIP THE QUALIFIED CONTRACT PRODUCTS TO THE BUYER BASED ON CIF TERMS ***. ALL OF THE COSTS AND FEES INCURRED HEREUNDER FOR DELIVERY OF THE QUALIFIED CONTRACT PRODUCTS AS THE REPLACEMENT OF THE DEFICIENT CONTRACT PRODUCTS SHALL BE BORN BY THE SELLER. IF THE SELLER FAILS TO ANSWER THE BUYER WITHIN THIS PERIOD, THE CLAIMS SHALL BE RECKONED AS HAVING BEEN ACCEPTED BY THE SELLER.

THE INSPECTION CERTIFICATE ISSUED BY CIQ IS FINAL AND BINDING UPON BOTH PARTIES.

13.	FORCE MAJEURE:

THE EVENT WOULD BE EVENT OF FORCE MAJEURE IF THE PARTY WHO CLAIMS NOT TO PERFORM ITS OBLIGATIONS UNDER THE CONTRACT CAN PROVE THAT THE FAILURE WAS DUE TO AN IMPEDIMENT BEYOND ITS CONTROL, NOT REASONABLY BEEN FORESEEN BY IT AT THE TIME OF PERFORMANCE OF THE CONTRACT AND NOT BEEN REASONABLY AVOIDED OR OVERCOME BY IT (COLLECTIVELY THE “THREE CONDITIONS”). EVENTS OF FORCE MAJEURE INCLUDE WITHOUT LIMITATION WAR, HOSTILITIES, EXPLOSIONS, FIRES, NATURAL DISASTERS, AND ADVERSE WEATHER WHICH MEETS ANY AND ALL THREE CONDITIONS. THE SELLER SHALL NOT BE HELD RESPONSIBLE FOR ANY DELAY IN DELIVERY OR NON-DELIVERY OF THE CONTRACT PRODUCTS DUE TO FORCE MAJEURE. HOWEVER, THE SELLER SHALL ADVISE THE BUYER IMMEDIATELY BY FAX/CABLE OF SUCH OCCURRENCE AND WITHIN *** THEREAFTER, SEND BY THE COMPETENT GOVERNMENT AUTHORITIES OR CHAMBER OF COMMENCE OF THE PLACE WHERE THE ACCIDENT OCCURS AS EVIDENCE THEREOF. UNDER SUCH CIRCUMSTANCES THE SELLER, HOWEVER, IS STILL UNDER THE OBLIGATION TO TAKE ALL NECESSARY MEASURES TO HASTEN THE DELIVERY OF THE CONTRACT PRODUCTS.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

CONTRACT (NO.: GCL-K980)

14.	COMMODITIES INSPECTIONS AND CLAIM

AFTER ARRIVAL OF THE CONTRACT PRODUCTS AT THE PORT OF DESTINATION THE BUYERS SHALL APPLY TO THE CHINA ENTRY-EXIT INSPECTION AND QUARANTINE BUREAU (HEREINAFTER CALLED CIQ) FOR A PRELIMINARY INSPECTION OF THE CONTRACT PRODUCTS IN RESPECT OF THEIR QUALITY, SPECIFICATIONS & QUANTITY/WEIGHT OR BOTH.

15.	BANKING CHARGE:

DURING EXECUTION OF THIS CONTRACT, ALL THE BANKING CHARGES INCURRED IN CHINA SHALL BE BORNE BY THE BUYER WHILE ALL THE BANKING CHARGES INCURRED OUTSIDE CHINA SHALL BE BORNE BY THE SELLER.

16.	ARBITRATION AND APPLICABLE LAW:

ALL DISPUTES IN CONNECTION WITH THIS CONTRACT OR THE EXECUTION THEREOF SHALL BE SETTLED THROUGH FRIENDLY NEGOTIATIONS. IN CASE NO SETTLEMENT CAN BE REACHED THROUGH NEGOTIATIONS, THE CASE SHOULD THEN BE SUBMITTED FOR ARBITRATION TO CHINA INTERNATIONAL ECONOMIC AND TRADE ARBITRATION COMMISSION (CIETAC), IN ACCORDANCE WITH THE “ARBITRATION RULES OF CHINA INTERNATIONAL ECONOMIC AND TRADE ARBITRATION COMMISSION (the “CIETAC”). THE ARBITRAION SHALL TAKE PLACE IN BEIJING AND AWARD RENDERED BY THE SAID COMMISSION SHALL BE FINAL AND BINDING UPON BOTH PARTIES; NEITHER PARTY SHALL SEEK RECOURSE TO A LAW COURT OR OTHER ANTHORITIES FOR REVISING THE AWARD. THE ARBITRATION FEE(INCLUDING THE REASONABLE ATTORNEY’S FEES INCURRED BY THE WINNING PARTY) SHALL BE BORNE BY THE LOSING PARTY.

CONTRACT (NO.: GCL-K980)

THE CONSTRUCTION, VALIDITY, INTERPRETATION, PERFORMANCE, IMPLEMENTATION AND ALL MATTERS RELATING TO THIS CONTRACT AND ANY AMENDMENT THERETO SHALL BE GOVERNED BY THE UNITED NATIONS CONVENTION ON CONTRACTS FOR INTERNATIONAL SALE OF GOODS. TO THE EXTENT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR INTERNATIONAL SALE OF GOODS DOES NOT COVER, PRC LAW SHALL APPLY.

17.	DELAYED DELIVERY AND PENALTY:

IN CASE OF DELAYED DELIVERY, EXCEPT FOR FORCE MAJEURE CASES, THE SELLER SHALL PAY TO THE BUYER FOR EVERY WEEK OF DELAY A PENALTY AMOUNTING TO ***. THE TOTAL AMOUNT OF PENALTY *** AND IS TO BE DEDUCTED FROM THE TOTAL VALUE OF THE CONTRACT PRODUCTS INVOLVED IN LATE DELIVERY AND IS TO BE DEDUCTED FROM THE AMOUNT DUE TO THE SELLER BY THE PAYING BANK, OR BY THE BUYER DIRECTLY AT THE TIME OF PAYMENT.

IN CASE THE PERIOD OF DELAY EXCEEDS *** AFTER STIPULATED DELIVERY DATE, THE BUYER HAS THE RIGHT TO TERMINATE THIS CONTRACT BUT THE SELLER SHALL NOT THEREBY BE EXEMPTED FROM THE PAYMENT OF PENALTY. HOWEVER, THE SELLER WON’T BE LIABLE TO PAY SUCH PENALTY IF THE DELAY IS DUE TO THE FORCE MAJEURE. AS FOR ONE MULTI BLOCK SLICER SCHEDULED TO BE SHIPPED IN 31 DECEMBER 2008, *** OF GRACE PERIOD WILL BE GIVEN TO THE DELIVERY OF SUCH MULTI BLOCK SLICER, AND THE SELLER SHALL PAY PENALTY IN THE EVENT THAT SUCH MULTI BLOCK SLICER CAN’T BE SHIPPED BY JANUARY 21, 2009.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

CONTRACT (NO.: GCL-K980)

18.	***

19.	Termination of the Contract

19.1	Without prejudice to any rights and remedies to which the Buyer may be entitled, if the Seller neglects to perform the Contract with due diligence and expedition, or refuses or neglects to comply with any reasonable orders given to the Seller in writing by the Buyer in connection with the performance of the Contract, or contravenes the provisions thereof, or any stipulation in the Contract, the Buyer may give notice in writing to the Seller to make good the neglect, refusal, or contravention complained of.

19.2	Should the Seller fails to comply with a notice given by the Buyer in accordance with Section 19.1 within *** from the date of service thereof in the case of a failure, neglect or contravention capable of being made good within that time, or otherwise within such time as may be reasonably necessary for making it good, then, and in such case the Buyer may forthwith suspend, or terminate the Contract or any part thereof by notice in writing to the Seller.

19.3	Without prejudice to any other rights or remedies to which the Buyer may be entitled, if the Seller become bankrupt or insolvent, or have a receiving order made against it, or compound with its creditors, or be a corporation commence to be wound up (not being a member’s voluntary winding up for the purpose of amalgamation or reconstruction) or have a receiver or manager of its business appointed, the Buyer may either:

i)	terminate the Contract forthwith by notice in writing to Seller or to the receiver or liquidator or to any person in whom the Contract may become vested; or

ii)	give such receiver, liquidator, or other person the option of carrying out the Contract subject to his providing a guarantee for the due and faithful performance of the Contract up to an amount to be agreed.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

CONTRACT (NO.: GCL-K980)

20.	Adjustment of the Delivery

Buyer shall have the right to adjust the delivery schedule of the undelivered goods by giving a *** prior notice to the Seller.

21.	Confidentially

21.1	The Seller shall at all times treat the Contract and everything contained therein as private and confidential except as may be reasonably necessary for the Seller to carry out the work under the Contract. In particular the Seller shall not publish any information, drawing or photographs concerning the Contract Product, the project that the Buyer is engaging in or the Contract except with the written consent of the Buyer and subject to such reasonable conditions as the Buyer may prescribe.

22.	Training

22.1	The Seller shall provide, within 30 days of the delivery of the goods, *** free training in Japan for about *** employees of the Buyer. The Training will be conducted according to a standard training syllabus which will be provided by the Seller and will be satisfactory by the Buyer. The transportation fees and accommodation fees in Japan incurred by these employees will be born by the Seller and the international transportation fees will be born by the Buyer.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

CONTRACT (NO.: GCL-K980)

23.	Customer Service

The Seller shall maintain an installation and support team continuously on site available during each delivery period for fourteen days dating from the date when the delivered Contract Products arrive at the factory of the Buyer. The team contains at least *** engineers which could provide needed service.

The team is responsible to provide customer service to the Buyer. The Seller procures the team will provide on site restoration services in 24 hours upon the report of the Buyer and ensures to provide the Buyer standby equipment during the course of the restoration of the goods in the event it is within the warranty period.

Beside on site engineers, the Seller shall maintain a reasonable spare parts inventory in their repair service centers in Shanghai and Changzhou.

24.	Assignment of the Rights and/or Obligations under the Contract

24.1	The respective rights and obligations of either party hereto may be assigned with the prior written consent of the other party, except that the Seller may assign its rights to receive payments under the Contract and the Buyer may assign its rights to receive goods under the Contract.

24.2	The Buyer will notify the Seller of the consignee within *** before the shipment of the Contract Products and the Buyer will make changes in the letter of credit to be issued under the Contract accordingly.

25.	Software Updating and Latest technology

25.1	The Seller warrants it will provide the Buyer with the updated Goods and related software when available prior to the scheduled delivery of the Contract Products.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

CONTRACT (NO.: GCL-K980)

25.2	The Seller warrants that it will provide the Buyer of the software updating for the Contract Products during the whole warranty period of such Contract Products if such updated software is available and the Seller won’t charge the Buyer any fees for this. The software updating aforesaid includes remote software downloads and remote technical support.

25.3	The Seller continuously develops machine and process technology to reduce cost of ownership, increase performance and material utilization. This will be introduced to the Buyer and if needed and agreed, the Parties will find a solution to adjust the specification as in the contract described.

25.4	The Seller will continuously inform the Buyer about latest wafer line technology to reach and optimize the material flow along the wafer line according to latest development.

26	IP INDEMNIFICATIONS

26.1	REQUESTED INTELLECTUAL PROPERTY INDEMNITY

The Seller shall indemnify the Buyer and its affiliates, and their respective officers, directors, agents and employees (the “Buyer Indemnified Parties”) from and against any cost, loss, liabilities, charge, expense (including attorneys’ fees), damages and judgments incurred by any Buyer Indemnified Party arising from or incurred by reason of any action, claim, demand or proceeding that any of the Contract Product (including methodologies and technologies used or produced by such Contract Product), documentation and services provided by the Seller (or Buyer’s receipt and use thereof) misappropriates or infringes any patent, copyright, trademark, trade name, trade secret or any other intellectual property right therein anywhere in the world.

26.2	ASSOCIATED POSSIBLE REPRESENTATION AND WARRANTY REGARDING INTELLECTUAL PROPERTY

CONTRACT (NO.: GCL-K980)

The Seller warrants that it has the right and permission to supply to the Buyer the Contract Product, documentation and services in accordance with the terms of the Contract. The Seller represents and warrants that (i) the Seller is the owner of the Contract Product and the documentation and has the right to provide or license, as applicable, to the Buyer such Contract Product, documentation and services in accordance with the Contract (and that the Seller is duly authorized by any third party owner of any component the Contract Product and documentation to provide and to license to the Buyer, as applicable, such Contract Product, documentation and services in accordance with this Contract) (ii) the Seller has determined that the Contract Product (including the methodologies and technologies used or produced by such Contract Product), documentation and services may be disclosed to the Buyer without a valid claim of trade secret misappropriation by any party, (iii) the Contract Product (including the methodologies and technologies used or produced by such Contract Product), documentation and services (and Buyer’s receipt and use thereof) do not infringe any third party patent, copyright, trademark, trade secret or other intellectual property right anywhere in the world, and (iv) the sale anywhere in the world of products created utilizing the Contract Product does not infringe any third party patent, copyright, trademark, trade secret or other intellectual property right anywhere in the world.

27.	SUPPLEMENTARY CLAUSES:

A.	ALL THE APPENDIXES ATTACHED TO THIS CONTRACT AND SIGNED BY THE SELLERS AND THE BUYERS ARE INTEGRAL PART OF THIS CONTRACT.

B.	THE CONTRACT SHALL BE EFFECTIVE UPON THE EXECUTION OF THE CONTRACT BY THE SELLER AND THE BUYER. THIS CONTRACT IS MADE IN CHINESE AND ENGLISH LANGUAGES. BOTH HAVE THE STATUS IN LAW.

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C.	THESE TERMS AND CONDITIONS, BY THEIR NATURE, SHALL SURVIVE THE CONCELLTION, TERMINATION, EXPIRATION, OR ABANDONMENT OF THE CONTRACT, SUCH AS SECTION 16, 21, AND 27.

REMARK:	SELLER’ BANK
NAME: BANK OF TOKYO-MITSUBISHI UFJ, TSUDANUMA BRANCH
ADD: 2-18-1, MAEHARA-NISHI, FUNABASHI, CHIBA, JAPAN A/C NO.: ***

(NO TEXT BELOW)

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

CONTRACT (NO.: GCL-K980)

THIS IS THE SIGNING PAGE FOR THE CONTRACT (NO.: GCL-K980)

(JPY)
SUPPLY LIST

A	MULTI-WAFER MAKER	EVERY ***SETS CONSIST AS BELOW
(MULTI WIRE SAWING MACHINE)
MODEL: ***

	A-1	(THIS MACHINE COMPRISES THE FOLLOWING UNITS) ***

***
	A-2	STANDARD ACCESSORIES

***

B	INLAND FREIGHT. STANDARD EXPORT PACKING CHARGE, FOB CHARGE, CIF CHARGE		***

C	SUPERVISING FEE		***

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

D	SPECIAL ACCESSORIES
***

E	SPARE PARTS
***

	UNIT PRICE CIF SHANGHAI SEAPORT	JPY	***

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

1/2

SUPPLY LIST

(JPY)

A		MULTI BLOCK SLICER MODEL: ***	***

	A-1	(THIS MACHINE COMPRISES THE FOLLOWING UNITS)
***

	A-2	STANDARD ACCESSORIES
		***	***

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

2/2

B	SPECIAL ACCESSORIES
***

C	INLAND FREIGHT, STANDARD EXPORT PACKING CHARGE, FOB & CIF CHARGE	***

D	SUPERVISING FEE	***

	UNIT PRICE: CIF SHANGHAI, CHINA		JPY ***

Appendix II – Delivery Schedule

	SHIPMENT	***	UNIT PRICE ***	***	UNIT PRICE ***	TOTAL
CONTRACT NO.		Q’TY	SUB–TOTAL	Q’TY	SUB–TOTAL
GCL–K980–00	***	***	***	***	***	***
GCL–K980–01	***	***	***	***	***	***
GCL–K980–02	***	***	***	***	***	***
GCL–K980–03	***	***	***	***	***	***
GCL–K980–04	***	***	***			***
GCL–K980–05	***	***	***			***
GCL–K980–06	***	***	***			***
GCL–K980–07	***	***	***			***
GCL–K980–08	***	***	***			***
GCL–K980–09	***	***	***			***
GCL–K980–10	***	***	*
GCL–K980–11	***	***	*
GCL–K980–12	***	***	*
	***	***		***		***

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

GUARANTY AGREEMENT

This Guaranty Agreement (hereinafter referred to as “Guaranty Agreement”) shall be signed and entered into on June 27, 2008 by and between:

Buyer: JIANGSU ZHONGNENG POLYSILICON TECHNOLOGY DEVELOPMENT CO LTD.

Address: NO. 66 YANGSHAN ROAD, XUZHOU ECONOMIC DEVELOPMENT ZONE, JIANGSU PROVINCE, CHINA

Guarantor: NIPPEI TOYAMA CORPORATION.

Address: 6-26-2, MINAMIOI, SHINAGAWA-KU, TOKYO, JAPAN

Seller: MIYAMOTO TRADING LIMITED

Address: WBG W-26, 2-6 NAKASE, MIHAMA-KU, CHIBA, JAPAN

Buyer, Guarantor and Seller are hereinafter collectively referred to as “the Parties” and each as “a Party”.

Whereas, the Buyer and the Seller has entered into a Contract on June 27, 2008 with the contract number of GCL-K980 (hereinafter referred to as the “Contract”). Based on this Contract, Seller shall supply the Buyer with *** of MULTI-WIRE SAWING MACHINE and *** of MULTI BLOCK SLICER and the Seller Grants the Buyer an option to buy additional *** MULTI BLOCK SLICER through giving the Seller a written notice By March 31, 2009 (hereinafter collectively referred to as “Contract Products”). The Seller is also obligated to provide other equipments, components, documentations and service and to perform the works associated with the Contract Products.

Whereas, the Seller, as a distributor of the Contract Products, has entered into the Contract with the Buyer, and the Guarantor, as the manufacture of the Contract Products, agrees to undertake jointly and severally all the responsibilities and obligations under the Contract to the Seller.

Whereas, the Seller, a legal entity duly established and validly existing in Japan with its principal place of business at WBG W-26, 2-6 NAKASE, MIHAMA-KU, CHIBA, JAPAN, and the Guarantor, a legal entity duly established and validly existing in Japan with its principal place of business at WBG W-26, 2-6 NAKASE, MIHAMA-KU, CHIBA, JAPAN.

Now therefore, the Parties, following friendly consultations, agree on the following terms and conditions and to sign this Guaranty Agreement.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

The Guarantor hereby irrevocably guarantees and promises to undertake jointly and severally all the responsibilities and obligations under the Contract to the Seller (including the liabilities for breach of the Contract), if the Seller is failed to execute and perform, for any reason, any of its obligations under the Contract (including without limitation, timely delivery, quality guarantee in accordance with the Contract, liabilities for breach of the Contract, etc.). The Seller and the Guarantor shall be bound by this Guaranty Agreement.

The Guarantor and the Seller hereby further warrant and represent that:

l. The Guarantor, a legal entity organized and existing under the law of Japan, shall inform the Buyer timely of any events or facts which have changed or may change the status, position of the Guarantor.

2. Guaranty under this Guaranty Agreement shall be joint and several guaranty liability. The Guarantor shall undertake immediately all liabilities under the Contract which the Seller shall execute and perform upon a written notice by the Buyer (including performing fully the Contract and / or bearing the liabilities for breach of the Contract). The Seller and Guarantor shall warrant that they and each of their successor and assignee will undertake jointly and severally the obligations to perform the Contract fully.

3. The Contract and this Guaranty Agreement shall be independent and effective each other.

4. The guaranty term under this Guaranty Agreement shall be ended at the date on which all obligations and responsibilities of the Seller under the Contract have been completed fully and become effective from the effectiveness of this Guaranty Agreement. Within the term of this Guaranty Agreement, if the Buyer and the Seller agree to change the volume, price, etc. under the Contract, the Guarantor shall be notified with such change and the Guarantor will undertake jointly and severally the obligations and liabilities under the changed Contract.

5. This Guaranty Agreement and its interpretation shall be governed by and construed in accordance with the laws of the People’s Republic of China. The settlement of any disputes arising out of or in connection with this Guaranty Agreement shall be executed in accordance with the agreement of arbitration stated in the Contract. This Guaranty Agreement shall become effective at the date of signing by the legal representative or the authorized representative of each the Buyer, Guarantor and Seller.

6. The Parties hereby confirm that this Guaranty Agreement shall be prepared in Chinese and English. Both languages are consistent and binding. In case disputes arise, the Chinese version should prevail.

This Guaranty Agreement is signed by:

For and on behalf of the Buyer

/By:
/signature of authorized representative)
/Name:
/Title:

For and on behalf of the Guarantor